Statements of Net Assets Available for Benefits - EBP 334 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Plan interest in Bunge Defined Contribution Master Trust (Note 8)	$ 610,874,917	$ 527,524,725
RECEIVABLES:
Notes receivable from participants (Note 4)	5,810,502	5,556,536
Employer contributions	1,726,084	1,831,900
Total receivables	7,536,586	7,388,436
Net assets available for benefits	$ 618,411,503	$ 534,913,161